UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

NEXT 1 INTERACTIVE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NEXT 1 INTERACTIVE, INC.

2690 Weston Road
Suite 200
Weston, FL 33331
(954) 888-9779

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 26, 2011

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of NEXT 1 INTERACTIVE, INC., a Nevada corporation (the “Company”), which will be held at 9:00 AM local time, on January 26, 2011, at our executive offices located at 2690 Weston Road, Suite 200, Weston, FL 33331, for the following purposes:

1.           To elect the Company’s Board of Directors to hold office for a one year term and until each of their successors are elected and qualified.

2.           To ratify the appointment of Sherb & Co., LLP, as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011.

3.           To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors has fixed the close of business on December 20, 2010 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at our executive offices  located at 2690 Weston Road, Suite 200, Weston, FL 33331.

By Order of the Board of Directors

William Kerby
Chief Executive Officer and Vice-Chairman
December 21, 2010
Weston, Florida

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

  TABLE OF CONTENTS

NEXT 1 INTERACTIVE, INC.
2690 Weston Road, Suite 200, Weston, FL 33331

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 26, 2011

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Next 1 Interactive, Inc.  (together with its subsidiaries, “Company”, “Next 1”,  “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held  at our executive offices  located at 2690 Weston Road, Suite 200, Weston, FL 33331, on January 26, 2011, and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.

It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to shareholders on December 21, 2010.  Shareholders should review the information provided herein in conjunction with the Company’s Form 10-K for the year ended February 28, 2010, which has been filed with the SEC and the Company’s quarterly filings on Form 10-Q for the quarters ended August 31, 2010 and May 31, 2010, and other filings with the SEC. The Company’s principal executive offices are located at 2690 Weston Road, Suite 200, Weston, FL 33331. Our telephone number is (954) 888-9779.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on December 13, 2010 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.  As of the date herein there are 45,974,649 shares of common stock, $0.00001 par value (the “Common Stock”) issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to Stockholders for approval at the Annual Meeting. In addition, the Company has Series A, Series B and Series C Preferred stock, $0.01 par value, 7,750,000 shares authorized, of which 663,243 shares of Series A Preferred Stock,  (“Series A, B & C Preferred Stock” and collectively with the Common Stock, the “capital shares”) are issued and outstanding.  The holders of record of shares of Series A Preferred Stock are entitled to vote on all matters submitted to a vote of our shareholders of and is entitled to one hundred (100) votes for each share of Series A Preferred Stock on matters presented to be voted by the holders of the Common Stock at this Annual Meeting.

Shareholders may vote in person or by proxy.  Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  Each holder of shares of Series A Preferred Stock are entitled to vote on all matters submitted to a vote of our shareholders of and is entitled to one hundred (100) votes for each share of Series A Preferred Stock.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of Common Stock may not be voted cumulatively.

Prior to the Annual Meeting, the Company will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common Stock and Series A Preferred Stock represented at the Annual Meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive, count, and tabulate ballots and votes, and determine the results thereof.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted.  Proxies may be revoked by:

•	filing with the President of the Company, before the polls are closed with respect to the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the President of the Company; or

•	attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy).

Any written notice revoking a proxy should be sent to: Our principal executive office at 2690 Weston Road, Suite 200, Weston, FL 33331. No such revocation will be effective until written notice of the revocation is received by the Company prior to the Annual Meeting.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our Common Stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The five nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered public accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent registered public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 2690 Weston Road, Suite 200, Weston, FL 33331 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five authorized directors.  A total of five directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting.  The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If no choice has been specified by a shareholder, the shares will be voted FOR the nominees.  If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.  If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

James Whyte (63) Chairman of the Board of Directors has over 40 years experience in the Travel and Real Estate Industries as senior management, entrepreneur and owner of several Travel and Real Estate related companies. Mr. Whyte’s experience includes airlines (chartered & scheduled), hotels, cruises, rental cars, transportation (bus), tour operations, wholesale, retail travel, consolidator, travel magazines and marketing companies. Mr. Whyte’s Real Estate experience includes management and ownership of hotels, marinas, apartment buildings and development companies. Mr. Whyte also served on many committees and boards including: Hawaii Visitor Bureau, ASTA and White House Commission on Tourism and Travel. Mr. Whyte also owns breeds and races Thoroughbred Horses in the US, Canada & Australia.

William Kerby (52) – Chief Executive Officer and Vice Chairman: From 2004 to Present, Mr. Kerby has been the Chairman and CEO of Next 1 Interactive, Inc. and Extraordinary Vacations Group and has overseen the development and operations of both the Travel and Media divisions of the company. Travel operations include Cruise & Vacation Shoppes - consortia of nearly 200 cruise agencies, Attaché - a Concierge Services agency, Maupintour Extraordinary Vacations - a tour operation (discontinued in early 2008), the Travel Magazine - a TV series of 160 travel show and Brands on Demand - a digital media and marketing company. From 2002 to 2004 Mr. Kerby was Chairman of Cruise & Vacation Shoppes after it was acquired by a small group of investors and management from Travelbyus. He was given the mandate to expand the operations focusing on a marketing driven travel model.” In June 2004 Cruise & Vacation Shoppe was merged into Extraordinary Vacations Group. From 1999 to 2002– Founder of Travelbyus a publicly traded company on the TSX and NASD Small Cap. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 Companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading edge technology in order to build and complete the  Travelbyus  model. The company had over 500 employees, gross revenues exceeding $3 billion and a Market Cap over $900 million.

Anthony Michael Byron (57) Chief Operating Officer and Director: August 2008 to Present: Next 1 Interactive, Inc. Chief Operating Officer and Director. 1986 – present: Owner Operator of Meridican Incentive Consultants d/b/a Meridican Travel Inc. as President and CEO. Mr. Byron is a 35 year industry veteran and a respected leader in the motivational incentive travel and event marketing industry. He graduated from York University in Toronto in 1976 with an Honors Bachelor of Arts Degree. Mr. Byron has owned and operated various different Travel and Incentive companies, including wholesale tour operations, retail travel, Incentive travel and Event management. Prior leadership roles in the travel field includes; President of Hemisphere Tours Ltd. (an international wholesale package tour operator), President of Travelsphere Inc./Select Travel Inc. (a retail agency and Incentive tour company), and President and majority owner of The Travel Producers Inc. (a Corporate and Incentive travel firm which was merged with Meridican in 1986). He remains active as the President and CEO of Meridican Incentive Consultants.

Mark Wilton (64), Director and currently serves as the President and CEO of MarWil Investments GMBh – Co-KG, an international corporation that has owned and managed European commercial real estate since 1976.  Mr. Wilton also serves as the sole director of MarWil Investments USA, a company he founded in 1978, that owns, develops and manages residential income properties.  MarWil Investments USA was one of the largest apartment development companies in the Western United States from 1978 through 2004.  From 1978 to 1985, Mr. Wilton served as the President and CEO of Marlind Inc., a general contracting and development company.  Mr. Wilton has also held directorships with several banks.  From 1976 to 2008, Mr. Wilton founded and then served as a director of Centennial Bank.  In 1981, Mr. Wilton founded and subsequently served as a director of Bay Bank of Commerce.   In 2004, Bay Bank of Commerce was sold to Greater Bay Bank, where Mr. Wilton remained as a director until Greater Bay Bank was subsequently sold to Wells Fargo Bank in 2008.  Mr. Wilton is a graduate of the American College of Switzerland with a B.B.S. in both International Economics and International Business.

William E. La Macchia (68), Director and currently the chairman and chief executive officer of La Macchia Enterprise (“LME”).  He began his career as a travel agent in 1963 and in 1974, he founded Funjet Vacations.  Nine years later, he established The Mark Travel Corporation to serve as parent company to Funjet Vacations and other travel-related brands.  In 2000, Trisept Solutions was formed as a standalone subsidiary providing dynamic packaging and other technology products and services to the leisure travel industry. Today, LME has under its umbrella The Mark Travel Corporation, which owns and manages a multiple of respected vacation brands such as Funjet Vacations, Blue Sky Tours, Southwest Airlines Vacations, Mark International and Funway Holidays UK, a London based tour operator.  In June, 2004, Bill La Macchia was inducted into the National Tourism Foundation Hall of Fame, in recognition of the efforts he and his family have helped to make future travel industry leaders through education and research.  The Company believes that Mr. La Macchia’s extensive experience running a large travel company will help guide the Company in the various areas where he has expertise.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Directors has appointed Sherb & Co., LLP as the Company’s independent registered public accounting firm to examine the consolidated financial statements of the Company for the financial year ended February 28, 2011.

Sherb & Co., LLP was appointed by the Board of Directors on December 15, 2010.  Representatives from Sherb & Co., LLP are expected to attend the Annual Meeting, and will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

In the event shareholders fail to ratify the appointment of Sherb & Co., LLP the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s Common Stock and Series A Preferred Stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal.  Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF SHERB & CO., LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors met five times during fiscal year ended February 28, 2010.   No director attended less than 100% of the meetings.  Additionally, the Board acted two times by unanimous written consent in lieu of a meeting during 2010.

The Company encourages its directors to attend the Annual Meeting of shareholders.

Audit Committee

The Company does not have a standing audit committee of the board of director’s or a committee performing similar functions.

Compensation Committee

The Company does not have a standing compensation committee of the board of directors or a committee performing similar functions.

Nominating Committee

The Company does not have a standing nominating committee of the Board of Directors or a committee performing similar functions.

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is available upon request from the Company by writing Next 1 Interactive, Inc., 2690 Weston Road, Suite 200, Weston, FL 33331, Attention: Board of Directors.

Director's Compensation

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our executive officers during the fiscal years ended February 28, 2010 and February 29, 2009:

Name and principal position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

James Whyte	2010	0	0	0	0	0	0	0	0
Chairman of the Board	2009	0	0	0	0	0	0	0	0

William Kerby	2010	300,000	0	0	0	0	0	14,400	314,400
CEO and Vice Chairman (1)	2009	300,000	0	0	0	0	0	14,400	314,400

Anthony Byron	2010	240,000	0	0	0	0	0	0	240,000
COO and Director (2)	2009	240,000	0	0	0	0	0	0	240,000

Mark Wilton	2010	0	0	0	0	0	0	0	0
Director	2009	0	0	0	0	0	0	0	0

William La Macchia	2010	0	0	0	0	0	0	0	0
Director	2009	0	0	0	0	0	0	0	0

(1)
In 2010 and 2009, Bill Kerby received a base salary of $300,000 for his positon of Chief Executive Officer of the Company of which $160,000 was deferred. He also receives an auto allowance in the amount of $1,200 per month, as additional compensation.  Mr. Kerby is not compensated additionally for his Board position.

(2)
In 2010 and 2009, Anthony Byron  received a base salary of $240,000 for his position of Chief Operating Officer of the Company of which $90,000 was deferred. Mr. Byron is not compensated additionally for his Board position.

Board Committees and Independence

All of our directors serve until the next annual meeting of Stockholders and until their successors are elected by the holders of our Common Stock and qualified, or until their earlier death, retirement, resignation or removal. Our bylaws set the authorized number of directors at not less than one, with the actual number fixed by our Board of Directors. Currently, our board of directors consists of five persons. Our bylaws authorized the board of directors to have the general management and control of the business and affairs of the corporation as allowed by the Articles of Incorporation, and the bylaws.

Executive Officers
Executive Officers:

William Kerby (52) – Chief Executive Officer and Vice Chairman: From 2004 to Present, Mr. Kerby has been the Chairman and CEO of Next 1 Interactive, Inc. and Extraordinary Vacations Group and has overseen the development and operations of both the Travel and Media divisions of the company. Travel operations include Cruise & Vacation Shoppes - consortia of nearly 200 cruise agencies, Attaché - a Concierge Services agency, Maupintour Extraordinary Vacations - a tour operation (discontinued in early 2008), the Travel Magazine - a TV series of 160 travel show and Brands on Demand - a digital media and marketing company. From 2002 to 2004 Mr. Kerby was Chairman of Cruise & Vacation Shoppes after it was acquired by a small group of investors and management from Travelbyus. He was given the mandate to expand the operations focusing on a marketing driven travel model.” In June 2004 Cruise & Vacation Shoppe was merged into Extraordinary Vacations Group. From 1999 to 2002– Founder of Travelbyus a publicly traded company on the TSX and NASD Small Cap. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 Companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading edge technology in order to build and complete the  Travelbyus  model. The company had over 500 employees, gross revenues exceeding $3 billion and a Market Cap over $900 million.

Anthony Michael Byron (57) Chief Operating Officer and Director: August 2008 to Present: Next 1 Interactive, Inc. Chief Operating Officer and Director. 1986 – present: Owner Operator of Meridican Incentive Consultants d/b/a Meridican Travel Inc. as President and CEO. Mr. Byron is a 35 year industry veteran and a respected leader in the motivational incentive travel and event marketing industry. He graduated from York University in Toronto in 1976 with an Honors Bachelor of Arts Degree. Mr. Byron has owned and operated various different Travel and Incentive companies, including wholesale tour operations, retail travel, Incentive travel and Event management. Prior leadership roles in the travel field includes; President of Hemisphere Tours Ltd. (an international wholesale package tour operator), President of Travelsphere Inc./Select Travel Inc. (a retail agency and Incentive tour company), and President and majority owner of The Travel Producers Inc. (a Corporate and Incentive travel firm which was merged with Meridican in 1986). He remains active as the President and CEO of Meridican Incentive Consultants.

Adam Friedman (46) Chief Financial Officer: August 2010 to Present: Next 1 Interactive, Inc. Chief Financial Officer.  From February 2006 to July 2010, Mr. Friedman previously served as Chief Financial Officer, Corporate Secretary, and Controller for MDwerks, Inc. (“MDwerks”) where his responsibilities included overseeing the company’s finances, human resources department, U.S. Securities & Exchange Commission compliance, and Sarbanes-Oxley compliance. Prior to joining MDwerks, Mr. Friedman served as the Vice President of Finance for CSA Marketing, Inc. from March 2005 to February 2006.  For the eleven years prior to March 2005, Mr. Friedman served as the Business Manager/Controller and Director of Financial Planning at the Telemundo Group, Inc./NBC.  Mr. Friedman also worked as a Senior Financial Analyst for Knight-Ridder, Inc and as an Audit Senior Accountant for KPMG Peat Marwick.  Mr. Friedman received his MBA from St. Thomas University and his BSM from Tulane University.

Paavo Salmi (45) President: August 2010 to Present: Next 1 Interactive, Inc. President. From 2008 to 2010, Mr. Salmi served as the Chief Executive Officer of E3FS LLC (“E3FS”), being responsible for all aspects of the company operations. Prior to joining E3FS, Mr. Salmi served as the Chief Executive Officer of Travelatro, Inc. (“Travelatro”) from 2000 to 2008, where his responsibilities included the general strategic planning, sales, marketing and technology development.  Prior to joining Travelatro, Mr. Salmi worked as the Vice President of Internet Marketing for Sunterra Resorts, Inc from 1998 to 2000, being responsible for the company’s online marketing strategy. Mr. Salmi received his BA and MBA from California Lutheran University.

Executive Officer Compensation

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our executive officers during the fiscal years ended February 28, 2009 and February 29, 2008:

Name and principal position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

William Kerby	2010	300,000	0	0	0	0	0	14,400	314,400
CEO and Vice Chairman(1)	2009	300,000	0	0	0	0	0	14,400	314,400

Anthony Byron	2010	240,000							240,000
COO and Director (2)	2009	240,000	0	0	0	0	0	0	240,000

Adam Friedman	2010	0	0	0	0	0	0	0	0
CFO (3)	2009	0	0	0	0	0	0	0	0

Paavo Salmi	2010	0	0	0	0	0	0	0	0
President (4)	2009	0	0	0	0	0	0	0	0

Richard Sokolowski
Former CFO (5)	2010	150,000	0	33,514	0	0	0	0	183,514

(1)	In 2010 and 2009, Bill Kerby received a base salary of $300,000 of which $160,000 was deferred. He also received an auto allowance in the amount of $1,200 per month, as additional compensation

(2)	In 2010 and 2009, Anthony Byron received a base salary of $240,000 per year of which $90,000 was deferred.

(3)
Adam Friedman  was appointed as the Company’s Chief Financial Officer and Principal Financial Officer effective August 16, 2010, replacing Richard Sokolowski.  Mr. Friedman entered into a 3 year employment  agreement with a minimum base salary of no less than $150,000 per year of employment.

(4)
Paavo Salmi  was appointed as the Company’s President effective August 16, 2010.  Mr. Salmi entered into a 3 year employment  agreement with a minimum base salary of no less than $150,000 per year of employment . He also received a home allowance in the amount of $2,500 per month, as additional compensation for one year.

(5)
On August 13, 2010, Richard Sokolowski resigned from his position as the Chief Financial Officer.  Mr. Sokolowski had an employment  agreement with a minimum base salary of no less than $150,000 per year of employment plus 50,000 stock awards .

Stock Incentive Plan

The Company has a formal 2009 Stock Incentive Compensation plan but has not granted any equity awards.

Family Relationships

There are no family relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% Stockholders were complied with during the fiscal year ended February 28, 2010.

REPORT OF THE BOARD OF DIRECTORS

The Board of Directors has reviewed and discussed the audited financial statements for fiscal years ended February 28, 2010 and 2009 with Next 1’s management.

The Board of Directors has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Board of Directors has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

Based on such review and discussions, the Board of Directors recommended that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,
James Whyte, Chairman
William Kerby, Vice Chairman
Anthony Byron, Director
Mark Wilton, Director
William La Macchia, Director

The preceding Report of the Board of Director will be filed with the records of the Company.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As outlined in the table below, we incurred the following fees for the fiscal years ended February 28, 2010 and February 28, 2009, respectively, for professional services rendered by Kramer, Weisman & Associates, LLP for the audit of the Company's annual financial statements and for audit-related services, tax services and all other services, as applicable.

Service Provided	Fiscal 2010	Fiscal 2009

Audit Fees(1)
Annual Audit	$42,500	$37,400

Audit Related Fees
Assurances and Related Sources	0	0

Tax Fees	0	0
Tax Services

All Other Fees
Fees for other services	0	0

Total Fees	$42,500	$37,400

(1) Audit fees for fiscal year 2010 and 2009 include professional services rendered by Kramer, Weisman & Associates, LLP for the annual audit of the Company’s financial statements and internal controls and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.

The Company was notified on December 17, 2010 by Kramer, Weisman & Associates, LLP  that it had resigned as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending February 28, 2011. The change in accountants did not result from any dissatisfaction with the quality of professional services rendered by Kramer, Weisman & Associates, LLP.  Sherb & Co. was engaged on December 17, 2010 to be the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending February 28, 2011.  This action was approved by the Board of Directors on December 17, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT1

The following table sets forth certain information regarding the beneficial ownership of our common stock and Series A Preferred Stock as of the date hereof by (i) each Named Executive Officer, (ii) each member of our Board of Directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of any class of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be the address of the issuer unless otherwise noted.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class(1)

Common Stock	James Whyte	1,675,000	(2)	3.7%
Series A Preferred Stock	Chairman of the Board	0		—

Common Stock	William Kerby	3,074,503	(3)	6.8%
Series A Preferred Stock	CEO & Vice Chairman	583,243	(4)	87.9%

Common Stock	Mark Wilton	1,260,200		2.8%
Series A Preferred Stock	Director	0		—

Common Stock	Anthony Byron	1,077,747	(5)	2.4%
Series A Preferred Stock	Chief Operating Officer and Director	80,000	(6)	12.1%

Common Stock	Adam Friedman	0		—
Series A Preferred Stock	Chief Financial Officer & Secretary	0		—

Common Stock	Paavo Salmi	0		—
Series A Preferred Stock	President	0		—

Common Stock	William E. La Macchia	1,250,000		2.8%
Series A Preferred Stock	Director	0		—

Common Stock	All Officers and Directors as a group	8,337,450		18.5%
Series A Preferred Stock	(7 persons)	663,243		100.0%

(1)
The percentage of common stock held by each listed person is based on 45,166,388 shares of common stock issued and outstanding as of November 30, 2010. The percentage of Series A Preferred Stock held by each person is based on 663,243 shares of Series A Preferred Stock issued and outstanding as of November 30, 2010. Pursuant to Rule 13d-3 promulgated under the Exchange Act, any securities not outstanding which are subject to warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purposes of computing the percentage of any other person.

(2)	James Whyte holds 650,000 shares individually. Mr. Whyte’s family members hold an additional 1,025,000 shares. As a result, Mr. Whyte beneficially owns 1,675,000 shares of common stock of the Company.

(3)
William Kerby holds 3,021,303 shares individually. Mr. Kerby’s family member holds an additional 1,200 shares. Mr. Kerby is also the owner of In-Room Retail Systems, LLC, an inactive company which owns 52,000 shares. Due to these relationships, Mr. Kerby beneficially owns 3,074,503 shares of common stock of the Company.

(4)	Having the voting equivalency of 100 votes per share (58,324,300 votes).

(5)
Anthony Byron holds 700,563 shares individually, and his spouse Liana Byron owns 10,517. Mr. Byron is also CEO and majority shareholder of Meridican Incentive Consultants which owns 366,667 shares. Due to these relationships, Mr. Byron beneficially owns 1,077,747 shares of common stock of the Company.

(6)	Having the voting equivalency of 100 votes per share (8,000,000 votes).

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Company has a loan payable with a director and officer for approximately $25,000. The loan bears interest at 18% per annum and has no stated maturity date.  Interest expense recorded on the loan was approximately $500 and $12,000, respectively for the nine months ended November 30, 2010 and 2009.

The Company has a loan payable with an unrelated entity where the same director/officer is president for approximately $5,000.   The loan bears interest at 18% per annum and has no stated maturity date.  Interest expense recorded on the loan was approximately $2,600 and $7,600, respectively for the nine months ended November 30, 2010 and 2009.

The Company has a loan payable with a director and officer for approximately  $10,000. The loan bears interest at 4% per annum and has no stated maturity date.  Interest expense recorded on the loan was approximately $300 and $300, respectively for the nine months ended November 30, 2010 and 2009.

The Company has a loan payable with a shareholder for approximately  $30,000. The loan bears interest at 10% per annum and has no stated maturity date.  Interest expense recorded on the loan was approximately $2,400 and $2,800, respectively for the nine months ended November 3, 2010 and 2009.

The Company entered into a promissory note agreement with a director/shareholder (“Holder” on January 10, 2010. The Holder of the note has agreed to loan the Company up to $3,500,000, bearing interest at 6% per annum, with a maturity date of January 25, 2011.  As consideration for the loan, the Company issued 450,000 warrants with a 3 year life and a fair value of $132,000 to purchase shares of the Company’s common stock, $.00001 par value, per share, at an exercise price of $1.00 per share. Interest expense recorded on the loan was approximately $30,000 and $-0-, respectively for the nine months ended November 3, 2010 and 2009.

The Company entered into a promissory note agreement with a director/shareholder (“Holder” on January 10, 2010. The Holder of the note has agreed to loan the Company up to $3,500,000, bearing interest at 6% per annum, with a maturity date of January 25, 2011.  As consideration for the loan, the Company issued 7,000,000 warrants with a 3 year life and a fair value of $2.3 million to purchase shares of the Company’s common stock, $.00001 par value, per share, at an exercise price of $1.00 per share. Interest expense recorded on the loan was approximately $57,000 and $-0-, respectively for the nine months ended November 3, 2010 and 2009.

The Company has a loan payable with a shareholder for approximately $100,000. The loan bears interest at 6% per annum and matures on July 23, 2011.  Interest expense recorded on the loan was approximately $600 and $-0-, respectively for the nine months ended November 3, 2010 and 2009.

SHAREHOLDERS COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Next 1 Interactive, Inc., 2690 Weston Road, Suite 200, Weston, FL 33331, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2010 MEETING

In the event that a stockholder desires to have a proposal considered for presentation at the 2010 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Company so that it is received  not later than one hundred twenty (120) days in advance of the first anniversary of the date the Company’s proxy statement was first mailed to stockholders for the 2009 Annual Meeting of Stockholders; provided, however, that in the event that the date of the 2010 Annual Meeting is changed by more than thirty (30) days from the date of the 2009 Annual Meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such meeting and ten (10) calendar days following the date on which public announcement of the date of such meeting is first made by the Company. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s Bylaws.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.  Notices should be directed to: Next 1 Interactive, Inc., 2690 Weston Road, Suite 200, Weston, FL 33331, Attention: Secretary.

 AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 2690 Weston Road, Suite 200, Weston, FL 33331or by calling telephone number (954) 888-9779. The report can also be found at http://www.sec.gov/Archives/edgar/data/1372183/000114420410032777/v187848_10ka.htm

In certain cases, only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Next 1 Interactive, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of the Proxy Statements if they are receiving multiple copies of the Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement.  If you grant a proxy, the person named as proxy holder, James Whyte, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

Bill Kerby
Vice Chairman
Weston, Florida
December 21, 2010

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NEXT 1 INTERACTIVE, INC.

The undersigned hereby appoints Bill Kerby as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on January 26, 2011 at 9:00 A.M. at 2690 Weston Road, 2nd Floor, Weston FL, 33331, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Anthony Byron
Bill Kerby
William La Macchia
James Whyte
Mark Wilton

Instruction:  To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1 and a vote FOR Proposal No. 2.

1.	To elect five directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To ratify the appointment of Sherb & Company, LLP as the independent registered public accounting firm of the Company.

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐	WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2010

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.